Investor Presentation November 29, 2021 Exhibit 99.1

Disclaimers and Forward-Looking Statements This investor presentation (this "presentation" and any oral statements made in connection with this presentation are for information purposes only and do not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other securities of Aveanna Healthcare Holdings Inc. (including its consolidated subsidiaries, "Aveanna," the "Company," "we," "us" or "our"). The information contained herein does not purport to be all inclusive. The data contained herein as derived from various internal and external sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of such information. Any data on past performance contained herein is not an indication as to future performance. Except as required by applicable law, Aveanna assumes no obligation to update the information in this presentation. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. The communication of this presentation is restricted by law and it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No representation or warranty (whether express or implied) has been made by Aveanna with respect to the matters set forth in this presentation. Cautionary Note Regarding Forward-Looking Statements Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) in this presentation regarding our prospects, plans, financial position, business strategy and expected financial and operational results may constitute forward-looking statements. Forward-looking statements generally can be identified by the use of terminology such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “should,” “predict,” “project,” “potential,” “continue” or the negatives of these terms or variations of them or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. Forward-looking statements involve a number of risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements, such as our ability to successfully execute our growth strategy, including through organic growth and the completion of acquisitions, effective integration of the companies we acquire, unexpected costs of acquisitions and dispositions, the possibility that expected cost synergies may not materialize as expected, the failure of Aveanna or the companies we acquire to perform as expected, estimation inaccuracies in revenue recognition, our ability to drive margin leverage through lower costs, unexpected increases in SG&A and other expenses, changes in reimbursement, changes in government regulations, changes in Aveanna Healthcare’s relationships with referral sources, increased competition for Aveanna’s services or wage inflation, changes in the interpretation of government regulations or discretionary determinations made by government officials, uncertainties regarding the outcome of rate discussions with managed care organizations and our ability to effectively collect our cash from these organizations, our ability to effectively bill and collect under new Electronic Visit Verification regulations, changes in tax rates, the impact of adverse weather, the impact to our business operations, reimbursements and patient population were the COVID-19 environment to worsen, and other risks set forth under the heading “Risk Factors” in Aveanna‘s Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission and which was declared effective on April 28, 2021, which is available at www.sec.gov. In addition, these forward-looking statements necessarily depend upon assumptions, estimates and dates that may prove to be incorrect or imprecise. Accordingly, forward-looking statements included in this presentation do not purport to be predictions of future events or circumstances, and actual results may differ materially from those expressed by forward-looking statements. All forward-looking statements speak only as of the date made, and Aveanna undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable, but we have not independently verified the accuracy of this information. Any industry forecasts are based on data (including third-party data), models and experience of various professionals and are based on various assumptions, all of which are subject to change without notice. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described in “Cautionary Note Regarding Forward-Looking Statements.” These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. Non-GAAP Financial Measures This presentation includes various performance indicators and non-GAAP financial measures that we use to help us evaluate our business, identify trends affecting our business, formulate business plans, and make strategic decisions. EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Field contribution, Field contribution margin, Adjusted corporate expense and pro forma presentations of the foregoing are financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Reconciliations of such non-GAAP measures to their nearest comparable GAAP measures can be found in the Appendix to this presentation or contained in Aveanna's filings with the SEC, which can be viewed on the SEC's website, www.sec.gov, and on Aveanna's website, www.aveanna.com. Any non-GAAP financial measures used in this presentation are in addition to, and not meant to be considered superior to, or a substitute for, the Company’s financial statements prepared in accordance with GAAP. Additional information with respect to Aveanna is contained in its filings with the SEC and is available at the SEC's website, www.sec.gov, and on Aveanna's website, www.aveanna.com

YEARS IN HOME HEALTH / HEALTHCARE Today’s Presenters Rod Windley Executive Chairman Tony Strange Chief Executive Officer David Afshar Chief Financial Officer Jeff Shaner Chief Operating Officer 30+ 30+ 15+ 20+ Founded Healthfield in 1986, acquired by Gentiva Health Services in 2006 for $454 million Former Vice Chairman and later Executive Chairman of Gentiva Health Services, acquired by Kindred Healthcare in 2015 for $1.8 billion Executive Chairman of PSA Healthcare since 2015 Executive Chairman of Aveanna Healthcare since 2017 Former President of Healthfield, acquired by Gentiva in 2006 for $454 million Former CEO and Board Member of Gentiva Health Services, acquired by Kindred Healthcare in 2015 for $1.8 billion Chief Executive Officer of PSA Healthcare since 2015 Chief Executive Officer of Aveanna Healthcare since 2017 Inspections Leader with the Public Company Accounting Oversight Board Former CFO of ApolloMD Chief Financial Officer of Aveanna Healthcare since 2018 Former VP of Operations of Healthfield, acquired by Gentiva Health Services in 2006 Former President of Gentiva Health Services’ Hospice Division Former SVP, President of Operations of Gentiva Health Services Chief Operating Officer of PSA Healthcare since 2015 Chief Operating Officer of Aveanna Healthcare since 2017

The History of Aveanna ___________________________ 1. Includes the predecessors, Epic and PSA. 2021 11 Acquisitions1 Completed since 2017 2015 Leadership Team Joins PSA Healthcare 2017 Merger of PSA and Epic Creates Aveanna, Which We Believe is the Largest Pediatric Home Care Company 2018 Acquires Premier Healthcare Services 2015 JH Whitney Invests in PSA Healthcare 2016 JH Whitney & Leadership Partner with Bain to Acquire Epic Health Services 2019 Engagement with Maxim MAXIM 2021 Aveanna Public Offering 2020 Acquires Five Points Healthcare and Recover Health, First Home Health & Hospice Company 2021 Acquires Doctor’s Choice December 2021 Acquiring Accredited Home Care Services MAXIM December 2021 Acquiring Comfort Care

Aveanna at a Glance - as of Q3 2021 By The Numbers Revenue Growth National Footprint Service Lines Skilled Private Duty Nursing Unskilled Personal Care Therapy Medical Solutions Adult Home Health & Hospice Private Duty Services LTM Q3’21 Actual Key Operating Statistics $1,687mm Revenue $184mm Adjusted EBITDA 10.4% Revenue ’18A-LTM Q3’21 CAGR 22.1% Adjusted EBITDA ’18A-LTM Q3’21 CAGR 263 Locations 30 States 42,000 Caregivers 38mm Homecare Hours1 1,500+ Distinct Payers MS HHH ($ in millions) 10.4% ‘18-LTM Q3’21 CAGR ___________________________ 1. YTD Q3’21, annualized. 2. Represents 2016A revenue of the predecessor, PSA. (2)

Aveanna at a Glance - as of Q3 2021, Proforma for Q4’21 M&A By The Numbers Revenue Growth National Footprint Service Lines Skilled Private Duty Nursing Unskilled Personal Care Therapy Medical Solutions Adult Home Health & Hospice Private Duty Services PF LTM Q3’21A + Q4’21 M&A Key Operating Statistics(4) $1,899mm(1) Revenue $224mm(1) Adjusted EBITDA 14.8% Revenue ’18A-PF LTM Q3’21 CAGR 30.4% Adjusted EBITDA ’18A-PF LTM Q3’21 CAGR 263 Locations 30 States 42,000 Caregivers 38mm Homecare Hours(2) 1,500+ Distinct Payers MS HHH ($ in millions) 14.8% ‘18-PF LTM Q3’21 CAGR ___________________________ 1. See appendix for calculation. 2. YTD Q3’21, annualized. 3. Represents 2016A revenue of the predecessor, PSA. 4. Excludes Comfort Care and Accredited operating statistics. (3)

Our caregivers Our care Our patients Physicians Payers Referral Sources Hospitals / Health Systems Physician Practices Facility-Based (SNF / ALF) Community-Based Payer Case Managers Our Referral and Payer Partners

Melia and Mom Heather Valerie Brylee and Mom Marisa “I loved meeting the nurses and therapists who came to my home. They were caring, encouraging and so helpful with my recovery. Now I am independent again and feeling great after my hip replacement surgery.” “Melia’s progress has been amazing since coming home with Aveanna’s enteral nutrition and nursing services. You can see in her eyes what it means to her to be with family. Playing and laughing with her sisters is what Melia wakes up for every day.” “Having our Aveanna care team means less hospital visits, more consistent care and a partnership between me and her Aveanna nurses. Together, we keep Brylee home and in her best health.” Who We Serve

Private Duty Services Segment By The Numbers Key Items Financial Highlights Key Operating Statistics(4) 77% of Consolidated Proforma Revenue Run Rate1 29% – 30% Gross Margin2 4% - 5% Organic Growth Rate3 185 Locations 22 States 29,000 Patients on Service <10 Avg. Patient Age Avg. Case Length 3-5 Years Growth Drivers - Advanced clinical recruiting, experienced sales force, density in key geographies, leading clinical care and a strong technology platform Public Metrics – Hours, revenue rate, cost of revenue rate and spread Reimbursement Profile – Heavily weighted Medicaid and Medicaid MCO, hourly reimbursement based on physician plan of care and authorizations ___________________________ 1. See appendix for calculation. 2. Management’s expectation of gross margin percentages over time. 3. Management’s expectation of total organic revenue growth rate over time. 4. Operating statistics exclude Accredited. One nurse – One Patient Fee for Service – Billed by the hour Full Time & Per Diem Caregivers paid by the hour Longer Length of Stay Demand exceeds Supply

Medical Solutions Segment By The Numbers Key Items Financial Highlights Key Operating Statistics Locations States Patients on Service Avg. Patient Age Avg. Case Length Growth Drivers - Clinically-specialized sales force, scaled infrastructure, new market expansion strategy, cross-sell between PDS and HHH Public Metrics - Unique patients served, reimbursement rate and cost of revenue per unique patient served Reimbursement Profile – Commercial and Medicaid reimbursement based on caloric intake proscribed by physicians 8% of Consolidated Proforma Revenue Run Rate1 43% – 45% Gross Margin2 9% - 11% Organic Growth Rate3 15 19 26,000 Mixed 2-3 Years Nutritional Support – Enteral Product, Equipment and Supplies Provided to Pediatrics, Adults, and Seniors Monthly Distribution Services Longer Length of Stay ___________________________ 1. See appendix for calculation. 2. Management’s expectation of gross margin percentages over time. 3. Management’s expectation of total organic revenue growth rate over time.

Home Health & Hospice Segment By The Numbers Key Items Financial Highlights Key Operating Statistics(4) Locations States Patients on Service Avg. Patient Age Avg. Case Length Growth Drivers - superior clinical outcomes and star ratings, experienced sales force, specialty programs targeting high- cost patient populations, meaningful investments in scalable infrastructure Public Metrics – Total admissions, episodic admissions, total episodes and revenue per episode Reimbursement Profile – Medicare and commercial payers based on fee for service and episodic payment structure 15% of Consolidated Proforma Revenue Run Rate1 47% – 49% Gross Margin2 7% - 9% Organic Growth Rate3 65 15 13,200 78 100 Days Home Health Geriatric Patient Population Short-term Intermittent Services Episodic Reimbursement Shorter Length of Stay Hospice Primarily Geriatric Patient Population Shorter Length of Stay End-of-Life Care ___________________________ 1. See appendix for calculation. 2. Management’s expectation of gross margin percentages over time. 3. Management’s expectation of total organic revenue growth rate over time. 4. Excludes Comfort Care.

Leverageable Corporate Infrastructure Aveanna Executives Compliance Clinical Accounting / Finance Information Technology RCM Payer Relations Marketing DE&I Continued Leveraging of Corporate OH Leverage core competencies in nurse recruiting, training and retention IT infrastructure including recruiting, business intelligence, scheduling and RCM applications and patient facing devices Overlapping RCM needs utilizing Aveanna’s RCM capabilities Continued leverage of corporate overhead through M&A and organic growth Legal Recruiting / Retention Business Intelligence People Services ___________________________ 1. See definition of adjusted corporate expenses provided in our November 15, 2021 earnings release. Reconciliation found in the appendix. Adjusted Corporate Expenses as a % of Revenue1

Q3 2021 Summary Results and Business Update Lower PDS volumes and revenue due to the continuing effects of COVID-19 and a tight labor market, offset in part by continued reimbursement rate wins and strong cost control, driving improved margin percentages. YTD Q3 Adjusted EBITDA of $138m is on track with plan Focus on bringing PDS caregivers back into the workforce against a backdrop of COVID-19 challenges including vaccine and testing mandates HHH and MS segment volumes are tracking with expectations  $ in millions Q3 2020 Q3 2021 Q/Q% Change Revenue $366.0 $411.3 12.4% Gross Margin $114.1 $139.7 22.4% Field Contribution $54.5 $63.4 16.3% Adjusted EBITDA $40.0 $45.8 14.6% Revenue and Gross Margin % by Segment  $ in millions YTD Q3 2020 YTD Q3 2021 Y/Y% Change Revenue $1,072.8 $1,264.5 17.9% Gross Margin $328.3 $418.0 27.3% Field Contribution $153.8 $194.6 26.5% Adjusted EBITDA $107.2 $138.4 29.1% Consolidated Results 31.2% 34.0% 29.6% 30.7% 40.9% 48.7% 45.4% 43.8% Gross Margin %

Q3 2021 Balance Sheet Update AR Collections Cash Flow Liquidity Debt Service Strong Q3 liquidity position, with $122m cash on the balance sheet Undrawn revolver with $180m borrowing capacity $200m borrowing capacity for M&A under the delayed draw term loan facility New $150m AR securitization facility provides additional capacity for M&A at lower interest rates relative to first lien term loan Strong cash collection quarter with ~ $425m collected Continued success in collecting our cash in a remote environment driving improved revenue realization Q3 DSO of 43 days Operationalizing recent rate wins into AR collection cycle Q3 cash flow from operations of $36m, turning cash flow from operations positive on a YTD basis to $22m Expected ~ $26m payment of deferred social security taxes in Q4 2021 Capital expenditures as a percentage of revenue in line with expectations Decreasing trend in interest costs due to: Repayment of $407m term loans (extinguished second lien and partial repayment of first lien) in May 2021 with IPO proceeds Term loan refinancing in July 2021, reducing interest rates Results in sequential decrease in cash interest paid from $20.2m in Q1 2021, to $16.7m in Q2 2021, to $10.3m in Q3 2021

Large, Fragmented Home Care Markets Support Sustainable Growth $18bn Legacy Pediatric Focus Personal Care $15.0bn Annual U.S. Healthcare Spend $4.0tn Therapy $6.0bn Enteral Nutrition $2.5bn Therapy $6.0bn Private Duty Nursing $9.5bn Hospice $19.0bn $89bn Addressable Adult Opportunity TAM in 2020 annual growth from 2020-2025 $107bn ~4–5% Untapped PDN demand with only a fraction of children and adults getting needed care Therapy trends with early intervention services and government initiatives Expanding insurance coverage for Medicaid Beneficiaries Our Market Opportunity Home Health $55.0bn ___________________________ Source: Third party consulting report, management estimates.

National Providers vs. Local Competitors Public Peers Large Private Peers ___________________________ Source: Third party consulting report, management estimates. Local / Regional Competitors Multibillion-dollar companies Comprised of mostly Home Health and Hospice Makes up ~8% of TAM $500M – Multibillion-dollar companies Mix of traditional Homecare, PDN, and Therapy Makes up ~7% of TAM $25M – $150M companies Local and regional presence Long history of establishing themselves in the market Traditionally grown organically over time Makes up ~85% of TAM TAM Breakout

Industry Trends Current and Future Trends Cost Savings Value-Based Care Establish risk-bearing arrangements that reward Aveanna’s scale and capabilities Well-positioned to benefit from shift to value-based care due to our scale, technology infrastructure, clinical training and compliance programs Senior Population Growth Every day in the U.S., 10,000 people turn 65 Continued increase in life expectancy Medical Technology Advancements Continued advancements are allowing medically fragile children to increase their life expectancy Daily Cost of PDN Daily Cost of Adult Home Health Positive Rate Environment National and State reimbursement rate increases continue Investments increasing in Home Care to treat highest cost, most complex cases, from newborns to elderly Shift to preferred home setting continues ___________________________ Source: Third party consulting report, management

Reimbursement Environment is Structurally Positive Diverse group of payers includes managed care organizations (“MCO’s”), state-based Medicaid programs, Medicare, MA plans, commercial insurance and other government payers across 30 states Over 1,500 distinct payers No single payer accounted for more than 11% of revenue in 2021 Diversified across 30 states In PDN, reimbursement rates have increased 1.5% per year on average from 2015 - 2021 In past three years, 20 states had positive PDN rate increases while only one state reduced rates by more than 1% Key Stats1 Stability of PDN Rates1 Represents ~1.6% of total Medicaid expenditures Patients viewed as “protected population” Demand exceeds supply, pressuring payers to reimburse at adequate rates Services are essential, life-sustaining care ___________________________ 1. Management Data. 2. Payer mix for LTM Q3 2021, proforma for Accredited and Comfort Care. Payer Mix2 36 distinct payers No single payer accounting for > 25% of Medicaid revenue 250 distinct payers No single payer accounting for > 8% of Medicaid MCO revenue

Sophisticated Platform to Source, Execute and Integrate Acquisitions Management team has executed more than 50 acquisitions comprising >$6bn of transaction value over last 30 years. Aveanna has completed 13 transactions1 since 2017. Management Team has Significant M&A Track Record Aveanna Acquisitions Identification and Sourcing Evaluation Initial Diligence Detailed Diligence Complete Transaction Since 2017, Aveanna has completed 11 transactions1 which have all been integrated or are being integrated into the company. Aveanna has a robust pipeline of potential acquisitions targets, which we continue to actively develop and evaluate. ___________________________ 1. Includes the predecessors, Epic and PSA.

Integration Management Office (IMO) Truly Differentiates Dedicated IMO Team Integration Playbook Detailed M&A Diligence 16 people exclusively dedicated to integrating acquisitions A disciplined, phased integration approach built on “seek to understand” and “do no harm” The IMO team leads due diligence across all functions Combined, the IMO Team has conducted diligence on, closed, and integrated more than 38 transactions in the Home Health, Hospice, Private Duty Nursing and Medical Solutions industries. Led by Derik Reynecke, SVP of Corporate Development & Integration, with over 15 years of M&A, integration and operational experience   More than 57 years of healthcare-related deal structuring, due diligence, integration, operations and functional experience Ability to integrate multiple transactions at the same time Manages integration risks (Operational, Cultural, Legal, Technology, Billing, Clinical and Compliance) Verifies quality of revenue and earnings, compliance and regulatory standards, and clinical product Locates value creation opportunities Identifies key integration areas Clearly defined time and milestone-based integration goals Focused communication and change management events Tracking and monitoring costs and value captured Conduct improvement analysis for future integrations

Geographic Expansion Cross-Sell of Existing Services Cost Synergies Clinical Labor Efficiencies Payer Scale & Relevance Diversification/ New Market Entry Eliminate acquired overhead Eliminate acquired overhead Improve recruitment Enhance contracting Drive enteral, therapy cross-sell Drive enteral, therapy cross-sell Diversify payer mix Diversify payer mix Enter new states with local scale Leverage PDN licenses to drive de novos Adult Home Health & Hospice Private Duty Service M&A Value Drivers M&A Engine 16 person M&A integration team, with multi-functional experience across sourcing, execution, operations, technology and decades of experience Case Study Results: 2020 / 2021 6 Acquisitions in 2020 3 Acquisitions in 2021 $204mm 2020 Revenue1 $288mm 2021 Revenue2 Diversified, Accretive M&A Strategy Aveanna’s M&A strategy is designed to unlock significant strategic and financial value across both PDS and HHH markets, with significant value creation and multiple arbitrage opportunities. Annual expectations of $150m – $200m in additional revenue from acquisitions ___________________________ 1. Equals 2020A revenue. 2. Includes Doctor’s Choice revenue (LTM Q3 ‘21), Accredited revenue (LTM August 2021) and Comfort Care revenue (LTM Q2 2021).

Methodical, Systematic Approach to Acquisition Integration Proven M&A playbook perfected from extensive experience and enabled by scaled technology platform Compliance Training Legal Recruiting HRIS, Payroll, General Ledger, LMS POC Device Sales EMR / Clinical, Billing Clearing- house learning Platform / Technology Solutions Typical Time to Integration 30 Days 30 Days 60-120 Days 60-120 Days 60-120 Days 90-120 Days 90-150 Days 120-180 Days

Acquisition Strategy Update Aveanna has continued to aggressively pursue its diversified M&A strategy while maintaining a disciplined focus on ensuring that all transactions are both financially and operationally compatible with Aveanna’s existing business and operations Acquire $150m to $200m per year in revenue, resulting in $15m to $25m per year in post-synergy EBITDA Acquire both PDS and HHH businesses, with preference on HHH (target ratio 2:1) Fund growth with combination of cash, debt, and additional equity if required Maintain target leverage over time of 4.5x to 5.0x Acquisition Strategy Acquisition Status M&A pipeline remains robust Completed six transactions in 2H 2020, adding $204m revenue on an annualized basis (1) Closed on Doctor’s Choice transaction in April 2021, adding $76m revenue on an annualized basis (2) Q4’21 acquisitions of approximately $212m revenue on an annualized basis (3) Total acquisition revenues of approximately $288m on an annualized basis in 2021 _________________________ (1) Based on revenue generated in the twelve months ended Q4’2020. (2) Based on revenue generated in the twelve months ended Q3’2021. (3) Based upon acquisition diligence

Q4 2021 M&A

Company Highlights Revenue Highlights Comfort Care Home Health and Hospice Overview __________________ A – Represents the net present value of the estimated future cash tax savings realizable as deductions to Aveanna over a 15 year period. This tax benefit principally arises as a result of the intangible basis step-up at acquisition resulting in allowable amortization deductions under IRC Section 197.  B – Based on results from the last twelve months ended Q2’21, the most recent quarter for which information is available, and based on acquisition diligence. ($ in millions) Financial Highlights PF LTM Q2’21 (B) Geographic Footprint Comfort Care is a leading regional provider of Medicare home health and hospice services with 31 locations in Alabama and Tennessee Further expands Aveanna’s HHH segment footprint While the Company operates in both Alabama and Tennessee, 98+% of current revenue is derived from Alabama Diversified service mix, with home health representing 46% of revenue and 53% from hospice services. Strong quality and patient outcomes through deep focus on clinical approach and differentiated clinical specialty programs

Financial Highlights PF LTM Aug’21 (A) Company Highlights Revenue Highlights Accredited Home Care Overview A – Based on results from the last twelve months ended August 2021, the most recent period for which information is available, and based on acquisition diligence. B – $180m paid at closing, with $45m funded to escrow, pending final volume reconciliation for September, October, and November 2021. ($ in millions) Geographic Footprint Accredited is a leading provider of Private Duty Services in Southern California Provides further density in California market Founded in 1980, the Company services the Greater Los Angeles, Orange County and San Diego areas Long standing referral source relationships with key regional centers

Planned Sources and Uses of Cash for Q4 2021 M&A __________________ (1) $180m paid at closing, with $45m funded to escrow, pending final volume reconciliation for September, October, and November 2021. ($ in millions) Aveanna intends to fund Q4 2021 M&A with cash on the balance sheet, proceeds from new debt, with comfortable remaining liquidity for 2022 M&A At this time we believe usage of incremental debt to finance M&A, as opposed to issuing additional equity, is in the best interests of our shareholders. This includes: New $415m second lien term loan ($200m committed, $215m best efforts) New $150m accounts receivable securitization facility ($120m drawn for M&A) Proforma Q3 Cash Available for 2022 M&A Proforma Cash at Q3 2021, Post M&A     $ 121,700 Less Cash Used for Q4 M&A (60,000) Less: Repayment of Deferred Social Security Taxes on 12/31/21 (25,700) Proforma Cash on Balance Sheet at Q3 End $ 36,000 Sources   Uses Cash from Balance Sheet $ 60,000   Comfort Care $ 345,000 Securitization Facility 120,000   Accredited (1) 225,000 New Second Lien Term Loan 400,000   Fees 10,000 Total Sources $ 580,000   Total Uses $ 580,000

Aveanna Outlook

LTM Q3’21 Results ________________ (1) See appendix for reconciliation from actual results to ProForma M&A Revenue and Adjusted EBITDA Adjusted EBITDA (1) Revenue (1) ($ in thousands) 10.9% 11.8% Percentage margin: The information below compares actual results to proforma results as if the planned acquisitions of Comfort Care and Accredited Home Health were included in the results for the last twelve months ended Q3’2021. Acquired companies and acquisition dates are shown below. Company Acquisition Date Five Points 10/23/2020 Recover Health 12/19/2020 Doctor’s Choice 04/16/2021 Comfort Care Q4’21* Accredited Home Health Q4’21* *Expected Closing Dates

Updated 2021 Guidance and Long-term Outlook - as of November 15, 2021 Updated Fiscal Year 2021 Guidance Revenue (1) $1,675 - $1,680 Adjusted EBITDA not less than(1) $185 Long-term Outlook (1) Excludes Q4 2021 M&A Demand for home-based services is at an all-time high Our services drive a tremendous value proposition versus institutional care Strong support for our industry on both Federal and State levels as demonstrated by numerous reimbursement rate increases As the near-term disruption of Covid-19 and related vaccine challenges abates and more caregivers return to work, the Aveanna platform is primed for strong organic growth Well positioned for future value-based purchasing conversations with payors

Compelling Financial Profile Historically stable gross margins of ~30-33%2 driven by improving reimbursement and control of labor costs Platform infrastructure in place to drive operating leverage and efficiencies Stable Margin Profile  Revenue CAGR of 14.8% and Adj. EBITDA CAGR of 30.4% from 2018A to LTM Q3’21 PF1 Mid single digit organic growth over time driven by scale advantages and de novo expansions Track Record of Double-Digit Revenue & Adjusted EBITDA Growth Proven track record of accretive M&A, executing and integrating 13 transactions since 20173 Robust pipeline of potential acquisition targets that are actively developed and evaluated Deep Pipeline of Inorganic Growth Opportunities Strong operating cash generation opportunity from Adjusted EBITDA growth and capital structure optimization Low capital expenditure requirements Healthy Cash Flow Generation     Highly diversified payer mix with no single payer (Medicare) accounting for more than ~12% of revenue1 Robust growth from MS and HHH segments positioned to further diversify business mix Highly Diversified and Stable Revenue Mix     ___________________________ 1. Aveanna LTM Q3’21 actuals plus Comfort Care and Accredited. 2. Based on gross margin percentages from 2018A to YTD Q3 2021A. 3. Includes the predecessors, Epic and PSA, includes Comfort Care and Accredited. 

’18A – PF LTM Q3’21 Revenue(1) ’18A – PF LTM Q3’21 Adjusted EBITDA(1) ($ in millions) Proven Ability to Drive Robust Growth ___________________________ 1. See appendix for details on PF LTM reconciliations. 9% '18-'20 CAGR 15% ‘20-’21 PF LTM Q3 CAGR 23% '18-'20 CAGR 30% ‘20-’21 PF LTM Q3 CAGR ($ in millions) ’18A – YTD Q3’21 Gross Margin ’18A – YTD Q3’21 Field Contribution Margin

Appendix

Revenue and EBITDA Proforma Reconciliations Revenue LTM Q3 2021 Aveanna (1) 1,686,850 M&A - Comfort Care and Accredited (2) 212,272 Proforma Revenue LTM Q3 2021 1,899,122 Adjusted EBITDA LTM Q3 2021 Aveanna (1) 183,626 M&A - Comfort Care and Accredited (2) 40,343 Proforma Adjusted EBITDA LTM Q3 2021 223,969 __________________ Represents Aveanna revenue and adjusted EBITDA for the last twelve months ended October 2, 2021. Represents revenue and adjusted EBITDA generated by the Comfort Care for the twelve month period ended June 30, 2021 and Accredited for the twelve month period ended August 31, 2021.

Cash and Credit Facility Proforma Reconciliations __________________ (1) Net of approximately $15m in debt issuance costs Cash Balance Q3 End Cash Balance per Financial Statements 121,700 Proceeds from Issuance of Second Lien Term Loan (1) 400,000 Proceeds from Securitization Facility 120,000 Less Second Lien Term Loan and Securitization Proceeds Used to Close Q4 M&A (520,000) Cash on Balance Sheet to be used for Q4 M&A (60,000) Less Q4 Payment of Deferred Social Security Taxes (25,700) Proforma Cash on Balance Sheet at Q3’21 End 36,000 Credit Facility and Securitization Debt Q3 End Extended Term Loan Balance per Financial Statements 860,000 New Second Lien Term Loan 415,000 New Securitization Facility 120,000 Proforma Credit Facility and Securitization Debt at Q3’21 End 1,395,000

Aveanna Segment Revenue – Proforma for Comfort Care and Accredited __________________ (1) Based on results for the three months ended August, 2021, the most recent period for which information is available from acquisition diligence. 2. Based on results for the three months ended June, 2021, the most recent period for which information is available from acquisition diligence.

Reconciliation of Corporate Expenses to Adjusted Corporate Expenses ___________________________ 1. 1-8: Please see our earnings release posted on November 15, 2021 for further description of the nature of these items